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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                               April 30, 2002
                -------------------------------------------------
                Date of Report (date of earliest event reported):

                                 Sheldahl, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


   Minnesota                      0-45                          41-0758073
   ---------                      ----                          ----------
(State or other                (Commission                   (I.R.S.  Employer
  jurisdiction                 File Number)                  Identification No.)
of Incorporation)


                               1150 Sheldahl Road
                              Northfield, MN 55057
                              --------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (507) 663-8000

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Items 1, 2, 4, 5, 6 and 8 are not included.

Item 3.  Bankruptcy or receivership.

         On April 30, 2002, Sheldahl, Inc. ("Sheldahl" or the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Minnesota.

         The Company will continue to operate its business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On April 30, 2002, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (a)  Financial Statements: Not Applicable.

        (b)  Pro Forma Financial Information: Not Applicable.

        (c)  Exhibits:

        99.1 Text of Press Release dated April 30, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SHELDAHL, INC.


                                 By /s/ Benoit Pouliquen
                                   --------------------------------------------
                                    Benoit Pouliquen
                                    President

Date: May 2, 2002

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